Property, Plant and Equipment, Net (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Disposed depreciated equipment	$ 200,000
Impairment of fixed assets	$ 1,500,000
Plant construction expenditure description	As of December 31, 2019, The Company’s properties with an aggregate carrying value of approximately $1.2 million (RMB 8.6 million) have been used as collateral for the Company’s short-term loans (see Note 14).
Depreciation expense	$ 1,984,603	$ 1,454,155	$ 1,289,555